UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2007

NetScout Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road, Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 614-4000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT; ITEM 1.02. TERMINATION OF MATERIAL DEFINITIVE AGREEMENT; ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 3, 2007, NetScout Systems, Inc., or the Company, announced that Narendra V. Popat, the Chairman of the Board of Directors and Secretary of the Company, intends to retire effective as of January 19, 2007. Upon Mr. Popat’s retirement, he will become an advisor to the Company’s Chief Executive Officer. In connection with Mr. Popat’s retirement, the Company and Mr. Popat agreed to terminate his employment agreement with the Company and entered into a separation agreement, effective as of January 19, 2007. A copy of the separation agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

Also on January 3, 2007, the Company announced that Anil K. Singhal, the President and Chief Executive Officer of the Company, will assume the role of Chairman of the Board, effective as of January 19, 2007, and that Mr. Singal will continue to serve as the Company’s President and Chief Executive Officer.

Mr. Popat is a co-founder of the Company and has served on the Board of Directors of the Company since the Company was founded in June 1984. Mr. Popat has served as the Company’s Chairman of the Board and Secretary since January 2001. Prior to this, Mr. Popat had served as the Company’s President, Chief Operating Officer, and Secretary from July 1993 to December 2000.

Mr. Singhal is a co-founder of the Company and has served on the Board of Directors of the Company since the Company was founded in June 1984. Mr. Singhal has served as the Company’s President, Chief Executive Officer, and Treasurer since January 2001. Prior to this, Mr. Singhal had served as the Company’s Chairman of the Board, Chief Executive Officer, and Treasurer from July 1993 to December 2000.

The Company entered into a new, three-year employment agreement with Mr. Singhal, dated January 3, 2007, which will become effective on January 19, 2007. In connection with the execution of Mr. Singhal’s new employment agreement, the Company and Mr. Singhal agreed to terminate his previous employment agreement, dated as of June 1, 1994, as amended, with the Company effective as of January 19, 2007. A copy of the employment agreement is filed as Exhibit 10.2 and is incorporated by reference herein.

On January 3, 2007, the Company issued a press release regarding the retirement of Mr. Popat and Mr. Singhal’s new employment agreement. The Company’s press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The Company hereby files the following exhibits:

10.1 Separation Agreement, dated January 3, 2007, by and between the Company and Narendra V. Popat.
10.2 Agreement Relating to Employment, dated January 3, 2007, by and between the Company and Anil K. Singhal.
99.1 Press release, dated January 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC. By: __/s/ David P. Sommers______________ David P. Sommers Chief Financial Officer and Senior Vice President, General Operations

Date: January 5, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement, dated January 3, 2007, by and between the Company and Narendra V. Popat.
10.2	Agreement Relating to Employment, dated January 3, 2007, by and between the Company and Anil K. Singhal.
99.2	Press release, dated January 3, 2007.